                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ETEC SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO

                               ETEC SYSTEMS, INC.
                             26460 CORPORATE AVENUE
                               HAYWARD, CA 94545
                                 (510) 783-9210

                                OCTOBER 29, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Etec Systems, Inc., which will be held on Tuesday, December 14, 1999, at 2:00 p.m., Pacific Standard Time (PST), at our offices located at 26460 Corporate Avenue, Hayward, California 94545.

     The formal Notice of the Annual Meeting and the Proxy Statement are included with this invitation.

     After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the prepaid envelope addressed to Morrow & Co., Inc., our agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD BY MAIL, PROVIDE A PROXY OVER THE INTERNET OR BY TELEPHONE, OR ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

     A copy of our Annual Report on Form 10-K is also enclosed.

     The Board of Directors and management look forward to seeing you at the meeting.

                                          Sincerely,

                                          LOGO
                                          Stephen E. Cooper

                                          Chairman of the Board,
                                          President and Chief Executive Officer

                                      LOGO

                               ETEC SYSTEMS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 14, 1999
                            ------------------------

To the Stockholders of Etec Systems, Inc.;

     The Annual Meeting of Stockholders of Etec Systems, Inc., a Nevada corporation (the "Company"), will be held on Tuesday, December 14, 1999, at 2:00 p.m. Pacific Standard Time (PST), at the Company's principal executive offices located at 26460 Corporate Avenue, Hayward, California, 94545, for the following purposes:

          1. To elect eight directors;

          2. To approve an amendment to the 1995 Omnibus Incentive Plan to increase the number of available shares by 800,000;

          3. To approve an amendment to the 1995 Directors' Stock Option Plan to increase the number of available shares by 50,000;

          4. To approve an amendment to the 1995 Employee Stock Purchase Plan to increase the number of available shares by 200,000;

          5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants; and

          6. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     Stockholders of record as of the close of business on October 18, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD BY MAIL OR PROVIDE A PROXY OVER THE INTERNET OR BY TELEPHONE. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND THE MEETING OR TO VOTE IN PERSON AT THE MEETING.

                                          By Order of the Board of Directors

                                          LOGO
                                          W. Russell Wayman
                                          Secretary

Hayward, California
October 29, 1999

                                      LOGO

                               ETEC SYSTEMS, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Etec Systems, Inc., a Nevada corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders, to be held at the Company's principal executive offices located at 26460 Corporate Avenue, Hayward, California, 94545, on Tuesday, December 14, 1999, at 2:00 p.m., Pacific Standard Time (PST), and any adjournment thereof (the "Annual Meeting").

     The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may also be provided electronically or telephonically by following the instructions printed on the proxy card. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. The Company's transfer agent, which is tabulating votes with respect to the Annual Meeting, will count the last vote received from a stockholder, whether by telephone, proxy card, electronically through the Internet, or by ballot at the meeting in person. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of a proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for directors listed in this Proxy Statement, FOR approval of Proposals 2, 3, 4 and 5 described in the Notice of Annual Meeting and in this Proxy Statement, and in the discretion of the proxyholders as to any other matter that is properly brought before the Annual Meeting.

     Stockholders of record at the close of business on October 18, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 21,540,478 shares of Common Stock outstanding and entitled to vote. The presence in person or by proxy of the holders of a majority of the Company's outstanding shares entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. The closing price of the Company's Common Stock on the Nasdaq Stock Market for the Record Date was $35.94 per share.

     Directors are elected by a plurality vote. There is no cumulative voting in the election of directors. Under Nevada law, the other matters submitted for stockholder approval at this Annual Meeting require that the number of votes cast in favor of the matter exceed the number of votes cast against the matter. Abstentions with respect to any matter are counted for quorum purposes but do not affect the outcome of the vote. If a broker who is the record holder of certain shares indicates on a proxy that he or she does not have discretionary authority to vote on a particular matter as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares will be counted for quorum purposes but will not affect the outcome of the vote.

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies at a cost of approximately $7,500.

     This Proxy Statement and the accompanying form of proxy are being mailed to stockholders, together with the 1999 Annual Report to Stockholders, on or about October 29, 1999.

                                   IMPORTANT

     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, as to shares of the Company's Common Stock beneficially owned by: (i) each of the Company's executive officers named in the Summary Compensation Table (collectively the "Named Officers"), (ii) each of the Company's directors, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock.

                                                                 SHARES        PERCENTAGE
                                                              BENEFICIALLY    BENEFICIALLY
                                                                OWNED(1)      OWNED(1)(2)
                                                              ------------    ------------
Capital Guardian Trust Company(3)...........................   2,545,700         11.82%
  11100 Santa Monica Blvd., Los Angeles, CA 90025
Pioneering Investment Management(4).........................   1,951,000           9.1%
  60 State St., Boston, MA 02109
Franklin Resources, Inc.(5).................................   1,241,960          5.77%
  777 Mariners Island, San Mateo, CA 94403
Capital Research and Management Company(6)..................   1,226,600          5.69%
  333 S. Hope St., Los Angeles, CA 90071
SMALLCAP World Fund(7)......................................   1,210,000          5.62%
  333 S. Hope St., Los Angeles, CA 90071
Stephen E. Cooper(8)........................................     172,481            .8%
William D. Cole(8)..........................................      44,417             *
Edward Gelbach(8)...........................................      30,000             *
John McBennett(8)...........................................      14,000             *
William J. Ryan(8)..........................................      11,668             *
William T. Siegle(8)........................................      11,000             *
William D. Snyder(8)........................................      44,750             *
Takeshi (John) Suzuki(8)....................................      41,833             *
Thomas M. Trent(8)..........................................      17,000             *
Paul A. Warkentin(8)........................................      92,373             *
Robert L. Wehrli(8).........................................       9,000             *
All current directors and executive officers as a group (11
  persons)(2)...............................................     488,522          2.27%

---------------
 *  Amount represents less than 1% of the Company's Common Stock.

(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, shares that such person or group has the right to acquire within 60 days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person.

(3) As reported in Schedule 13G dated February 8, 1999, filed by Capital Guardian Trust Company ("CGTC") as to 2,204,600 shares, Capital International, Inc. ("CII") as to 283,900 shares, Capital International S.A. ("CISA") as to 31,200 shares, and Capital International Limited ("CIL") as to

    26,000 shares. CGTC, CII, CISA and CIL are affiliated entities; however, they disclaim membership in a group for all purposes other than making the joint filing.

(4) As reported in Schedule 13G dated January 8, 1999 filed by Pioneer Investment Management, Inc.

(5) As reported on Schedule 13G dated January 22, 1999 filed by Franklin Resources, Inc., Franklin Advisory Services, Charles B. Johnson and Rupert
    H. Johnson, Jr. The shares are beneficially owned by one or more investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the "Adviser Subsidiaries") of Franklin Resources, Inc. ("FRI"). Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each owns in excess of 10% of the outstanding Common Stock of FRI and are the principal shareholders of FRI. FRI, the Principal Shareholders, and each of the Adviser Subsidiaries disclaim any beneficial ownership in any of the shares.

(6) As reported in Schedule 13G dated February 8, 1999, filed by Capital Research and Management Company.

(7) As reported in Schedule 13G dated February 8, 1999, filed by SMALLCAP World Fund, Inc., which is advised by Capital Research and Management Company.

(8) Includes shares issuable upon exercise of options within 60 days of the Record Date. For the Named Officers and Directors, the amounts of such shares are as follows: Mr. Cooper, 105,143; Mr. Cole, 33,500; Mr. Gelbach, 20,000; Mr. McBennett, 14,000; Mr. Ryan, 11,668; Mr. Siegle, 11,000; Mr.
    Snyder, 44,000; Mr. Suzuki, 28,500; Mr. Trent, 9,000; Mr. Warkentin, 63,000;
    Mr. Wehrli, 9,000; and all executive officers and directors as a group (11 persons), 348,811.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

     A total of eight directors are to be elected at the Annual Meeting, each to serve for a term of one year. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy. Each of the Company's nominees is currently serving as a director of the Company.

     The names of the nominees, their ages as of the Record Date and certain information about them are set forth below:

                                                        PRINCIPAL OCCUPATION            DIRECTOR
               NOMINEES                  AGE         DURING THE LAST FIVE YEARS          SINCE
               --------                  ---         --------------------------         --------
Mr. Stephen E. Cooper..................  53    Chairman of the Board since April 1995,    1993
                                               President since January 1993 and Chief
                                               Executive Officer of the Company since
                                               July 1993. Mr. Cooper served as Chief
                                               Operating Officer from January 1993
                                               until July 1993. Mr. Cooper is also a
                                               director of Vivid Semiconductor.
Mr. Takeshi (John) Suzuki..............  61    President and Director of Etec Japan, a    1994
                                               subsidiary of the Company, since May
                                               1990.
Mr. Edward L. Gelbach(2)...............  68    Private investor for more than the past    1995
                                               five years. Mr. Gelbach is also a
                                               director of Bell Microproducts and was
                                               a director of Richey Electronics, Inc.
                                               until January 1999.
Mr. John McBennett(1)..................  61    Vice President, Internal Audit of PE       1994
                                               Corporation, A LIFE SCIENCES COMPANY,
                                               since 1977.
Mr. William J. Ryan....................  60    Vice President and General Manager, IPG    1997
                                               Division of the Company since February
                                               1999. From 1994 until February 1999,
                                               Executive Vice President, Operations
                                               and Director of Angstrom Technologies,
                                               Inc., a manufacturer of electro-optical
                                               scanners.
Mr. William T. Siegle(1)...............  60    Senior Vice President for Technology       1997
                                               Development and Chief Scientist of
                                               Advanced Micro Devices, Inc., a
                                               semiconductor manufacturer, since 1990.
Mr. Thomas M. Trent (2)................  54    Currently retired. Mr. Trent is also a     1994
                                               director for Stellar One Corporation.
                                               From 1986 through 1996, he was a vice
                                               president of Micron Technology, Inc., a
                                               semiconductor manufacturer.
Mr. Robert L. Wehrli (2)...............  77    Owner and Chief Executive Officer of       1995
                                               Chronometry, a consulting firm, since
                                               1977. Mr. Wehrli is also a director of
                                               PECO Controls Co., a packing control
                                               company. From 1985 to 1998 he was a
                                               director of Siliconix, Inc., a
                                               semiconductor manufacturer, and was
                                               Chairman during the last four years of
                                               that period.

---------------
(1) Member of Audit Committee

(2) Member of Compensation Committee

     There are no family relationships among any directors or executive officers of the Company.

     Under the Company's Bylaws, nominations for the election of Directors may be made by any stockholder entitled to vote in the election of Directors, but only if written notice of such stockholder's intent to make such nominations has been received by the Company at its principal executive office not less than 60 days prior to the first anniversary of the day on which notice of the date of the prior year's annual meeting was mailed to stockholders. Such stockholder's notice must set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of the Company owned, written consent to be named as a nominee and to serve as a director if elected, and any other information that would be required to be disclosed in solicitations of proxies for election of directors; and (b) with respect to the stockholder giving the notice, the name, address and class and number of shares of the

Company that are beneficially owned by such stockholder, and a description of any arrangements or understandings between the stockholder, the nominee and any other person relating to the nomination. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The Company has not received notice from any stockholder of the intent to nominate a person from the floor at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
         ELECTION OF EACH OF THE DIRECTOR NOMINEES AS SET FORTH ABOVE.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held five meetings during the fiscal year ended July 31, 1999. The average attendance at the aggregate number of meetings of the Board and committees of the Board was 88%. Mr. Siegle attended fewer than 75% of the aggregate number of meetings of the Board and the committees on which he serves.

     The Board of Directors has appointed a Compensation Committee and an Audit Committee. The Compensation Committee and Audit Committee are comprised entirely of non-employee directors, who are identified in the list of directors under "Nominees" above. The Company does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Compensation Committee held four meetings during fiscal 1999. The Compensation Committee's functions are to review and approve salaries and incentive compensation of the executive officers of the Company, and to establish basic guidelines and generally review the Company's incentive compensation and benefit plans for all employees. See "Report of the Compensation Committee of the Board of Directors on Executive Compensation" below.

     The Audit Committee held four meetings during fiscal 1999. The Audit Committee's functions are to review the annual financial statements of the Company, review the results and the scope of the annual audit and the other services provided by the Company's independent accountants, and monitor the effectiveness of the Company's internal financial and accounting organization and controls and financial reporting.

DIRECTORS' COMPENSATION

     Employee directors (Messrs. Cooper, Ryan and Suzuki) receive no additional compensation for service on the Board of Directors. Non-employee directors of the Company receive an annual retainer of $10,000. In addition, they receive $1,500 for each regularly scheduled Board meeting attended in person, $500 for each Board committee meeting attended in person and $500 for each regularly scheduled Board or committee meeting held by telephone. Directors are also reimbursed for their expenses for each meeting attended in person and are eligible to participate in the Company's 1995 Directors' Stock Option Plan (the "Directors' Plan").

     Under the terms of the Directors' Plan, upon appointment to the Board, each non-employee director receives a non-statutory option to purchase 8,000 shares of Common Stock (an "Initial Option"). These one-time grants vest in two installments, with half of the shares vesting on the first anniversary of the grant date and the other half vesting on the second anniversary of the grant date. In addition, during his or her tenure, each non-employee director receives an annual grant of an option to purchase 3,000 shares on each anniversary (an "Annual Option"). Annual Options vest in full on the first anniversary of the grant date. Under the 1995 Directors' Plan, each option's exercise price is 100% of the fair market value of the underlying shares on the grant date and its term is ten years. For a more detailed description of the Directors' Plan, see "Proposal 3 -- Approval of Increase in Shares Under the 1995 Directors' Plan."

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation for services rendered to the Company in all capacities for the three fiscal years ended July 31, 1997, 1998 and 1999 by (i) the Company's Chief Executive Officer, and (ii) the Company's four other most highly compensated executive officers.

                                                                            LONG-TERM
                                                                          COMPENSATION
                                                                        -----------------
                                                                        AWARDS/SECURITIES
                                                 ANNUAL COMPENSATION    -----------------
                                                 --------------------      UNDERLYING          ALL OTHER
      NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)      OPTIONS(#)       COMPENSATION($)
      ---------------------------         ----   ---------   --------   -----------------   ---------------
Stephen E. Cooper.......................  1999    424,710          0          80,000             3,000(1)
  Chairman of the Board, President and    1998    418,655    147,000          80,000             2,000(1)
  Chief Executive Officer                 1997    348,950    234,500         100,000             2,000(1)
Paul A. Warkentin.......................  1999    282,009          0               0             1,402(1)
  Senior Vice President,                  1998    218,847     66,000          90,000             1,498(1)
  Advanced Reticle Solutions              1997    159,432     64,320          40,000             1,470(1)
Takeshi (John) Suzuki...................  1999    249,666          0          24,000            56,067(2)
  President, Etec Japan                   1998    175,027     56,960              --            42,327(2)
                                          1997    206,992     55,551          15,000            60,618(2)
William D. Snyder(3)....................  1999    231,202          0          32,000             2,321(1)
  Vice President and Chief Financial      1998    212,021     56,250          96,000             1,299(1)
  Officer                                 1997         --         --              --                --
William D. Cole.........................  1999    200,294          0          16,000             2,231(1)
  Vice President, Sales and               1998    200,001     50,000          10,000             1,712(1)
  Customer Support                        1997    202,187     80,400          16,000             1,442(1)

---------------
(1) Represents contributions by the Company under its 401(k) plan.

(2) Represents housing allowance payments.

(3) Mr. Snyder's employment with the Company commenced on August 18, 1997.

STOCK OPTIONS

     The following table summarizes options granted to the Named Officers during fiscal year 1999.

                       OPTION GRANTS IN FISCAL YEAR 1999

                                                  INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                              ---------------------------------------------------------       VALUE AT ASSUMED
                                NUMBER OF       % OF TOTAL                                     ANNUAL RATES OF
                               SECURITIES        OPTIONS                                  STOCK PRICE APPRECIATION
                               UNDERLYING       GRANTED TO      EXERCISE                     FOR OPTION TERM(2)
                                 OPTIONS        EMPLOYEES       PRICE PER    EXPIRATION   -------------------------
            NAME              GRANTED(#)(1)   IN FISCAL YEAR   SHARE($/SH)      DATE         5%($)        10%($)
            ----              -------------   --------------   -----------   ----------   -----------   -----------
Stephen E. Cooper...........     80,000            6.81%         $29.32       06/14/09    $1,475,135    $3,738,282
Takeshi (John) Suzuki.......     16,000            1.36%         $32.75       08/05/08    $  329,541    $  835,121
                                  8,000             .68%         $29.32       06/14/09    $  147,514    $  373,828
Paul A. Warkentin...........         --              --              --             --            --            --
William D. Snyder...........     12,000            1.02%         $43.50       03/03/09    $  328,283    $  831,934
                                 20,000            1.70%         $29.32       06/14/09    $  368,784    $  934,571
William D. Cole.............     16,000            1.36%         $29.32       06/14/09    $  295,027    $  747,646

---------------
(1) Standard options are granted under the 1995 Omnibus Incentive Plan. The exercise price is the fair market value on the date of grant. Options vest 25% each year beginning one year from the date of grant and expire 10 years from the date of grant. Options are exercisable for 60 days after termination of employment to the extent vested at that time. All options outstanding will vest in the event of termination of employment after a merger or consolidation of the Company with, or the sale of substantially all the

    Company's assets to, any other person or corporation (except for a merger or consolidation in which at least 80% of the total voting power after such merger or consolidation was held by the same persons holding such voting power immediately prior to such merger or consolidation). Options are not transferable, except upon death by testamentary will or pursuant to the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order as defined by the U.S. Internal Revenue Code.

(2) Potential realizable value is calculated based on assumptions set forth in SEC rules and does not in any way represent the Company's estimate of future stock price. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the 5% and 10% assumed annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option exercise price, no value will be realized from the option grant made to the Named Officer.

     The following table summarizes exercises of options during fiscal 1999 by the Named Officers and the value of options held by each such person at the end of fiscal 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                      OPTIONS AT               IN-THE-MONEY OPTIONS
                                                                   JULY 31, 1999(#)           AT JULY 31, 1999($)(2)
                           SHARES ACQUIRED       VALUE        ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)    REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             ---------------   --------------   -----------   -------------   -----------   -------------
Stephen E. Cooper........      17,000           $624,750        105,143        201,000       $846,371      $1,109,480
Takeshi (John) Suzuki....           0           $      0         24,500         34,500       $400,460      $  193,700
Paul A. Warkentin........           0           $      0         53,000         91,250       $253,240      $  185,175
William D. Snyder........           0           $      0         24,000        104,000       $ 14,000      $  213,200
William D. Cole..........      12,000           $165,803         33,500         49,000       $362,490      $  432,360

---------------
(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying securities at July 30, 1999 ($37.88 per share) minus the exercise price.

EMPLOYMENT AGREEMENTS AND TERMINATION AGREEMENTS

     None of the Named Officers has an employment agreement with the Company, except Mr. Cooper, who is entitled to 26 weeks of salary continuance if the Company terminates his employment other than for cause.

PENSION AND LONG-TERM INCENTIVE PLANS

     The Company has no pension plan or long-term incentive plan for its executives. However, the Company makes an annual contribution to Mr. Suzuki's retirement plan pursuant to an agreement between the Company and Mr. Suzuki.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of Messrs. Edward L. Gelbach, Thomas M. Trent and Robert L. Wehrli. None of these individuals was at any time during fiscal year 1999, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Until March 2, 1999, the Compensation Committee of the Company's Board of Directors was comprised of three non-employee directors: Messrs. William T. Siegle, Thomas M. Trent and Robert L. Wehrli. Effective March 2, 1999, Mr. Siegle left the Compensation Committee and was replaced by Mr. Edward L. Gelbach. The Compensation Committee meets regularly, prior to scheduled meetings of the Board of Directors, and holds special meetings as required.

     The charter of the Compensation Committee is to provide guidance and leadership to the Chief Executive Officer and the Vice President of Corporate Services to enable them to design and implement executive compensation packages to enable the Company to attract and retain executive management. The primary role of the Compensation Committee is to review and approve the salary, bonus, stock options and other benefits, direct or indirect, of the Company's senior management.

EXECUTIVE COMPENSATION OBJECTIVES

     The Company's major objectives in determining executive officer compensation are to:

     - Attract and retain key executive management and leadership to ensure the success of the Company;

     - Align executive compensation targets with the annual, as well as long-term, financial, operational and strategic objectives of the Company; and

     - Reward key executives for their contribution to the long-term success of the Company by providing opportunities for them to acquire an ownership interest in the Company.

COMPONENTS OF EXECUTIVE COMPENSATION

     The primary components of the Company's executive compensation package are base salary, annual cash incentives and long-term stock-based incentives.

     Base Salary. The base salary for executive officers of the Company takes into account individual performance, the scope of the executive officer's responsibilities and comparative compensation data for companies of a similar size and organizational structure that are located in the Northern California area ("Comparable Companies"). Approximately one third of the Comparable Companies are included in the Hambrecht & Quist Semiconductor Index and all of the Comparable Companies are included in the Nasdaq Stock Market Index. Both indexes are used in the Stock Price Performance Graph. In fiscal year 1999, none of the Named Officers received increases to their base salaries.

     Annual Cash Incentives. The Company's Senior Management Incentive Plan ("SMIP") provides for annual cash bonuses that are earned according to a formula designed to reward key executive officers for meeting or exceeding certain established targets set by the Compensation Committee. For fiscal 1999, the key targets were earnings per share, market share and customer satisfaction. The maximum payout under the SMIP is capped at twice each participant's targeted percentage of salary. The targeted percentage of salary ranges between 20% and 70%. Based on the Company's results during fiscal year 1999, the SMIP paid no cash incentive compensation to executive officers.

     The Compensation Committee approves the SMIP target financial, operational and performance objectives so that they are properly aligned with the performance of the Company. In addition, the Compensation Committee approves participation in the SMIP and determines to what extent the objectives have been met.

     Long-Term Stock-Based Incentives. Long-term stock-based incentives are provided through periodic stock option grants pursuant to the Company's 1995 Omnibus Incentive Plan. Such options are granted at an exercise price equal to the market price of the Company's outstanding shares on the date of the grant. The objective of these grants is to ensure that the interests and objectives of the executive officers are more closely aligned with the long-term interests and returns that will be realized by stockholders. The number of shares to be subject to an option is determined by the Compensation Committee after a review of grant levels of Comparable Companies. In awarding option grants, the Compensation Committee also considers the vesting schedule of an executive officer's current options. However, the Compensation Committee does not intend to adhere to any specific guidelines and may elect to vary the size of an option grant to any executive officer in consideration of his or her overall option and compensation package.

CHIEF EXECUTIVE OFFICER (CEO) COMPENSATION

     Chief Executive Officer compensation is comprised of the same components as the other executive officers' compensation: base salary, annual cash incentives and long-term stock-based incentives. The compensation payable to Mr. Stephen E. Cooper, the Chief Executive Officer, during fiscal year 1999, was determined by the Compensation Committee in consideration of comparable base salary levels in effect for chief executive officers of Comparable Companies. Mr. Cooper's compensation package was designed to achieve two primary objectives: (1) to provide a base compensation level that is competitive with that paid to other chief executive officers of Comparable Companies according to the criteria described above, and (2) to base a significant portion of his compensation on the annual and long-term performance of the Company. There was no cash bonus paid to Mr. Cooper for the 1999 fiscal year.

     Mr. Cooper's fiscal 1998 base salary of $420,000 remained the same in fiscal year 1999. A stock option for an additional 80,000 shares of Common Stock was granted to Mr. Cooper on June 14, 1999 to bring his unvested option holdings to a level maintaining significant incentive for him to continue in the employment of the Company and to increase the Company's stock price.

DEDUCTIBILITY OF COMPENSATION UNDER INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code (the "Code"), enacted in 1993, generally disallows a tax deduction to a publicly-held company for certain compensation ("162(m) compensation") in excess of $1 million paid or accrued to certain executive officers in any year. The 162(m) compensation paid to the Company's executive officers for the 1999 fiscal year did not exceed $1 million for any executive officer, and it is not expected that the 162(m) compensation paid in fiscal year 2000 will exceed the $1 million limit for any executive officer of the Company.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

        Edward L. Gelbach (since March 2, 1999)
        William T. Siegle (until March 2, 1999)
        Thomas M. Trent
        Robert L. Wehrli

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return of the Company's Common Stock with The Nasdaq Stock Market Index (U.S.) and Hambrecht & Quist Semiconductor Index. The comparison assumes the investment of $100 on October 24, 1995 (the date the Company's Common Stock became registered under
Section 12 of the Securities Exchange Act of 1934) based on the closing price of such stock on the date of such initial public offering, and assumes that dividends, if any, were reinvested when paid. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                COMPARISON OF 45 MONTH CUMULATIVE TOTAL RETURN*
         AMONG ETEC SYSTEMS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                 AND THE HAMBRECHT & QUIST SEMICONDUCTORS INDEX

                                                                                  NASDAQ STOCK              HAMBRECHT & QUIST
                                                   ETEC SYSTEMS, INC.             MARKET (U.S.)              SEMICONDUCTORS
                                                   ------------------             -------------             -----------------
10/24/95                                                   100                         100                         100
7/96                                                       235                         105                          63
7/97                                                       543                         155                         156
7/98                                                       338                         182                         108
7/99                                                       389                         259                         231

   *$100 INVESTED ON 10/24/95 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF
                     DIVIDENDS. FISCAL YEAR ENDING JULY 31.

PROPOSAL 2 -- APPROVAL OF AN INCREASE IN SHARES UNDER THE 1995 OMNIBUS INCENTIVE
                                      PLAN

     Since 1995, the Company has provided stock options as an incentive to its employees to promote increased stockholder value. Management believes that stock options are one of the prime ways to attract and retain key personnel responsible for the continued development and growth of the Company's business, and to motivate all employees to increase stockholder value. In addition, stock options are considered a competitive necessity in semiconductor equipment and other high technology industries.

     The Company currently grants options to all employees worldwide upon initial hire, and periodically to key employees or in recognition of achievement of certain performance criteria. In the recent fiscal year, critical hires were made in finance, administration, engineering, service, manufacturing, operations, sales and marketing, The number of employees during fiscal 1999 grew from 1,085 to 1,109 at fiscal year end and normal turnover also led to the hiring of a number of replacement employees. In total, there were 193 new hires during the fiscal year who were granted a total of 403,410 shares from the 1995 Omnibus Incentive Plan (the "Option Plan"). In addition, a total of 681,000 shares were issued as retention grants from the Option Plan to other employees of the Company.

     The Company believes that the proposed increase in the number of shares available under the Option Plan will enable the Company to provide appropriate incentives to its current and future employees, and will be sufficient to meet the Company's option granting requirements for the next year.

PROPOSED AMENDMENT

     In September 1999, the Company's Board of Directors, subject to stockholder approval, adopted an amendment to the Option Plan to increase the number of shares reserved for issuance under the Option Plan by 800,000 shares from 3,975,000 shares to 4,775,000 shares. At the Annual Meeting, stockholders are being asked to approve the increase in shares reserved under the Option Plan.

     The proposed amendment amends and restates Article 4.1 of the 1995 Omnibus Incentive Plan to read as follows:

     "ARTICLE 4. Shares Available for Grants

          4.1 Basic Limitation. Shares issued pursuant to the Plan shall be authorized but unissued Shares and Shares acquired in the open market. The aggregate number of Shares reserved for award as Restricted Shares, Stock Units, and Options shall be 4,775,000 Shares, provided that no more than 10% of the preceding amount may be awarded as Restricted Shares. Any Shares that have been reserved but not awarded as Restricted Shares, Stock Units or Options during any calendar year shall remain available for award in any subsequent calendar year. The limitation of this Section 4.1 shall be subject to adjustment pursuant to Article 10."

VOTE REQUIRED

     The votes cast in favor of the increase in shares under the Option Plan at a duly held meeting at which a quorum is present must exceed the votes cast against such proposal in order to approve the amendment of the Option Plan. Unless marked to the contrary, proxies received will be voted "FOR" approval of the amendment to the Option Plan to increase the shares reserved thereunder by 800,000.

GENERAL

     The Option Plan provides an incentive to employees and consultants whose present and potential contributions are important to the continued success of the Company, affords them an opportunity to acquire a proprietary interest in the Company, and enables the Company to enlist and retain the best available talent for the conduct of its business. The Option Plan permits the granting of incentive stock options ("ISOs"), nonstatutory stock options ("NSOs"), restricted stock (up to 10% of the total authorized shares under the Option
Plan) and stock units. The Company does not currently have any specific plans to grant any awards under the Option Plan other than stock options.

ELIGIBILITY

     Awards may be granted under the Option Plan to employees (including officers and directors) and consultants of the Company and its subsidiaries. The Option Plan provides that NSOs may be granted to employees and consultants of the Company or any majority-owned subsidiary or other entity of the Company. ISOs may be granted only to employees of the Company or any parent or subsidiary of the Company.

     As of the Record Date, all employees of the Company worldwide, a total of 1,080 persons, are eligible for stock option awards under the Option Plan. In addition, approximately 51 consultants are currently eligible for awards under the Option Plan.

ADMINISTRATION

     The Option Plan may be administered by the Board of Directors or by a committee of the Board (the "Administrator"), and is currently administered by the Compensation Committee, which is composed solely of non-employee directors, for grants of options to officers, and by the Stock Option Committee for grants of options to non-officer, non-director employees and consultants. The Administrator has full power to select, among the employees and consultants eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the Option Plan and to guidelines approved by the full Board of Directors. The interpretation and construction of any provision of the Option Plan by the Administrator shall be final and conclusive.

TERMS OF AWARDS

     Restricted shares or stock units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A restricted share shall not vest less than one year from the grant date if the vesting is based on meeting performance targets established by the Committee, or, in all other cases, not less than three years from the grant date. In both cases, the vesting limitation is subject to the following exceptions: A Stock Award Agreement may provide for accelerated vesting in the event of a merger, consolidation or sale of substantially all of the assets of the Company that constitutes a Change in the Control of the Company, as defined in the Option Plan.

     Vesting of stock options is specified in individual agreements. Stock options become immediately exercisable in the event of death or total and permanent disability. See also "Change-in-Control Provisions" below.

     The exercise price of Options granted under the Option Plan cannot be less than 100% of the fair market value of the Common Stock on the date of grant. Options granted to a holder of more than 10% of the voting power of the Company must have an exercise price of not less than 110% of such fair market value. The maximum term of an option is ten years, or five years if the option is granted to a holder of more than 10% of the voting power of the Company.

SHARES UNDER THE PLAN

     At the Record Date, options to purchase 3,136,962 shares were outstanding and options to purchase 438,384 shares had been exercised under the Option Plan. No restricted shares or stock units have been granted under the Option Plan. Excluding the 800,000 shares that have been approved by the Board but are subject to stockholder approval, there are currently 399,654 shares available for future grant under the Option Plan. If any restricted shares or options granted under the Option Plan are forfeited, then they will again become available for awards under the Option Plan.

TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP

     Under the Option Plan, ISOs may be exercised following an optionee's termination for a period up to one year from the date of termination, if the termination was caused by death or disability, and up to 60 days from the date of termination if the termination was for any other reason. Subject to this limitation, the period of time during which an option may be exercised following an optionee's termination of employment or consulting relationship for any reason is as determined by the Administrator, but not longer than the term of the option.

WRITTEN AGREEMENTS

     All awards granted under the Option Plan are evidenced by a written agreement between the Company and the employee or consultant to whom such award is granted.

RIGHTS NONTRANSFERABLE

     Options granted pursuant to the Option Plan are non-transferable by the participant, other than by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order, as defined by the Code. Options may be exercised, during the lifetime of the participant, only by the participant or by a permitted transferee.

USE OF STOCK FOR TAX WITHHOLDING

     The Option Plan permits participants to satisfy tax withholding obligations arising from the grant, vesting or exercise of options by surrendering shares of Common Stock already owned, or by directing the Company to withhold from the shares of Common Stock issued or issuable pursuant to the award in question that number of shares having a fair market value equal to the tax withholding liability as of the applicable tax date. All elections to utilize stock for tax withholding are subject to the approval of the Administrator.

CHANGE-IN-CONTROL PROVISIONS

     The Administrator may determine, at the time of granting an option or thereafter, that such option shall become fully exercisable as to all shares subject to such option in the event of a Change in Control of the Company. A Change in Control is defined as approval by the shareholders of a merger or consolidation of the Company with, or the sale of substantially all of the Company's assets to, any other person or corporation, except for a merger or consolidation that would result in the Company's voting securities outstanding immediately prior to such merger or consolidation continuing to represent at least 80% of the voting securities immediately after such merger or consolidation.

AMENDMENT AND TERMINATION

     The Board may amend, alter, suspend or discontinue the Option Plan at any time, but any such amendment, alteration, suspension or discontinuation shall not adversely affect any outstanding option under the Option Plan without the consent of the holder thereof. The Company may not amend the Option Plan without stockholder approval if the amendment would materially increase the benefits available under the Option Plan. Because the Option Plan permits the granting of ISOs, tax regulations require stockholder approval of any increase in shares under the Option Plan or any change in the class of persons eligible to receive awards under the Option Plan. The Option Plan will terminate by its terms on July 18, 2005, and no ISOs may be granted under the Option Plan after May 31, 2005.

     Subject to applicable laws and the specific terms of the Option Plan, the Administrator may accelerate any option or waive any condition or restriction pertaining to such option at any time.

FEDERAL TAX INFORMATION FOR STOCK OPTIONS

     An optionee will recognize no taxable income upon grant or exercise of an ISO under the Option Plan, unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO. Upon an optionee's sale or other disposition of the underlying shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option (the "statutory holding periods")), any gain or loss will be taxed to the optionee as long-term capital gain or loss. If the statutory holding periods are not satisfied (i.e., the optionee makes a "disqualifying disposition"), the optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized on a disqualifying disposition of the shares will be characterized as short-term or long-term capital gain or loss, as the case may be.

     An optionee will not recognize any taxable income at the time he or she is granted an NSO under the Option Plan. However, upon exercise of the NSO, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The Company will be entitled to a tax deduction in the same amount, subject to Section 162(m) of the Code. Upon an optionee's disposition of such shares, any difference between the amount realized and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     The compensation income recognized upon exercise of an NSO by an optionee who is also an employee will be treated as wages for tax purposes and will be subject to tax withholding by the Company out of the current compensation paid to such person, if any. If such current compensation is insufficient to satisfy the tax-withholding obligation, such person will be required to make direct payment to the Company for the tax liability. Any required withholding in connection with the exercise of any NSO may, with the consent of the Administrator, be satisfied by an optionee, in whole or in part, by surrendering to the Company shares of Common Stock previously owned by such person or shares issued upon exercise of the option. For such purpose, the surrendered shares are valued at their fair market value at the time of surrender.

     In order for compensation in excess of $1 million realized by any of the Named Officers with respect to options granted under the Option Plan to be deductible by the Company, IRS regulations require, among other things, that the Option Plan limit the number of shares that can be granted to any one individual. Under the terms of the Option Plan, no employee may be granted options to purchase more than 100,000 shares in any fiscal year. While the Company does not expect to grant this number of options to an individual on a regular basis, the Company does expect that this would be the maximum number of options that would be necessary to recruit or retain any outstanding top executive.

PARTICIPATION IN THE OPTION PLAN

     The grant of options, stock units and restricted stock awards under the Option Plan to employees, including Named Officers, is subject to the discretion of the Board and the Administrator. As of the date of this proxy statement, there has been no determination by the Board or Administrator with respect to future awards under the Option Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the Option Plan.

     The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group, and to all other employees as a group during the last fiscal year.

                             AMENDED PLAN BENEFITS
                          1995 OMNIBUS INCENTIVE PLAN

                                                                           WEIGHTED AVERAGE
                   NAME OF INDIVIDUAL OR                       OPTIONS      EXERCISE PRICE
               IDENTITY OF GROUP AND POSITION                 GRANTED(#)   PER SHARE($/SH)
               ------------------------------                 ----------   ----------------
Stephen E. Cooper...........................................    80,000          $29.32
  Chairman of the Board, President and Chief Executive
  Officer
Takeshi (John) Suzuki.......................................    24,000          $31.61
  President, Etec Japan
Paul A. Warkentin...........................................         0               0
  Senior Vice President, Advanced Reticle Solutions
William D. Snyder...........................................    32,000          $34.64
  Chief Financial Officer
William D. Cole.............................................    16,000          $29.32
  Vice President, Sales and Customer Support
All current Named Officers as a group.......................   152,000          $30.80
All other employees as a group..............................   870,060          $31.70

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 2 -- APPROVAL OF AN INCREASE IN SHARES UNDER THE
                          1995 OMNIBUS INCENTIVE PLAN.

           PROPOSAL 3 -- APPROVAL OF AN INCREASE IN SHARES UNDER THE
                              1995 DIRECTORS' PLAN

     In 1995, the Company established the 1995 Directors' Stock Option Plan (the "Directors' Plan") to promote the long-term success of the Company by encouraging non-employee directors to focus on critical long-range objectives, encourage the attraction and retention of non-employee directors with exceptional qualifications, and link non-employee directors directly to stockholder interests through increased stock ownership. The Directors' Plan seeks to achieve this purpose by providing for the grant of non-statutory options to purchase Shares of Common Stock to non-employee directors.

     The Company believes that the proposed increase in the number of shares available under the Directors' Plan will be sufficient to meet the Company's option granting requirements for at least the next two years.

PROPOSED AMENDMENT

     In September 1999, the Company's Board of Directors, subject to stockholder approval, adopted an amendment to the Directors' Plan to increase the number of shares reserved for issuance under the Directors' Plan by 50,000, from 150,000 shares to 200,000 shares. At the Annual Meeting, stockholders are being asked to approve this increase in shares reserved under the Directors' Plan.

     The proposed amendment amends and restates Article 4(a) of the 1995 Directors' Stock Option Plan to read as follows:

     "ARTICLE 4(a). Stock Subject to Plan

          4(a) Basic Limitation. Shares offered under the Directors' Plan shall be treasury Shares or authorized but unissued Shares. Subject to adjustment pursuant to Section 7, a total of 200,000 Shares are subject to Options and are available for issuance under the Directors' Plan. The Company, during the term of the Directors' Plan, shall at all times reserve and keep available sufficient Shares to satisfy the purposes of the Directors' Plan."

VOTE REQUIRED

     The votes cast in favor of the increase in shares under the Directors' Plan at a duly held meeting at which a quorum is present must exceed the votes cast against such proposal in order to approve the amendment of the Directors' Plan. Unless marked to the contrary, proxies received will be voted "FOR" approval of the amendment to the Directors' Plan to increase the shares reserved thereunder by 50,000.

GENERAL

     The Directors' Plan provides an incentive to non-employee Directors whose present and potential contributions are important to the continued success of the Company. The Directors' Plan permits the granting of non-statutory stock options ("NSOs").

ELIGIBILITY

     The Directors' Plan provides that NSOs may be granted only to non-employee Directors of the Company and its subsidiaries. Non-employee Directors ("Outside Directors") shall mean a member of the Board of Directors who is not and has never been an employee (within the meaning of section 3401(c) of the Code and the regulations thereunder) of the Company, of a Subsidiary of the Company or of an affiliate of the Company (within the meaning of the Securities Act of 1933) and who is not prohibited under the terms of his or her employment from accepting the Options granted under the Directors' Plan.

     As of the Record Date, a total of five Outside Directors are eligible for stock option awards under the Directors' Plan. Six Directors have received options under the Directors' Plan, but Mr. Ryan is no longer eligible for additional grants.

ADMINISTRATION

     The Directors' Plan is administered by the Board of Directors (the "Administrator"). The Administrator has full authority and discretion to interpret the Directors' Plan and to apply its provisions, to adopt, amend or rescind rules, procedures and forms relating to the Directors' Plan, to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Directors' Plan, and to take any other actions deemed necessary or advisable for the administration of the Directors' Plan.

TERMS OF OPTIONS

     Under the terms of the Directors' Plan, upon appointment to the Board, each Outside Director automatically receives a non-statutory stock option to purchase 8,000 shares of Common Stock (an "Initial Option"). These one-time grants vest in two installments, with half of the shares vesting on the first anniversary of the grant date and the other half vesting on the second anniversary of the grant date. In addition, during his or her tenure, each Outside Director receives an annual grant of an option to purchase 3,000 shares on each anniversary (an "Annual Option"). Annual Options vest in full on the first anniversary of the grant date. Under the Directors' Plan, each option's exercise price is 100% of the fair market value of the underlying shares on the grant date and its term is ten years.

SHARES UNDER THE DIRECTORS' PLAN

     At the Record Date, options to purchase 69,000 shares were outstanding and options to purchase 41,000 shares had been exercised under the Directors' Plan. Excluding the 50,000 shares that have been approved by the Board but are subject to stockholder approval, there are currently 40,000 shares available for future grants under the Directors' Plan. If any options granted under the Directors' Plan are forfeited, then they will again become available for awards under the Directors' Plan.

TERMINATION OF SERVICE AS A DIRECTOR

     Under the Directors' Plan, if an Outside Director's service as a director terminates for any reason, then any options held by him or her that were granted under the Directors' Plan shall expire one year from the date of termination. The Outside Director may exercise all or part of his or her option at any time before its expiration, but only to the extent that such option is exercisable in accordance with the vesting schedule. The unexercisable balance of such option shall lapse immediately upon the Outside Director's termination except for termination due to the death of the Outside Director. In the event that the Outside Director's service terminates because of death or the Outside Director dies after the termination of his or her service but before the expiration of his or her option, all or part of such option may be exercised (prior to expiration) by the executors or administrators of the Outside Director's estate or by any person who has acquired such option directly from him or her by bequest, inheritance or beneficiary designation, but only to the extent that such option is exercisable in accordance with the vesting schedule.

WRITTEN AGREEMENTS

     All awards granted under the Directors' Plan are evidenced by a written agreement between the Company and the Outside Director to whom such award is granted.

RIGHTS NONTRANSFERABLE

     Options granted pursuant to the Directors' Plan are non-transferable by the participant, other than by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order, as defined by the Code. Options may be exercised, during the lifetime of the participant, only by the participant or by a permitted transferee.

USE OF STOCK FOR TAX WITHHOLDING

     The Directors' Plan permits participants to satisfy tax withholding obligations arising from the grant, vesting or exercise of options by surrendering shares of Common Stock already owned, or by directing the Company to withhold from the shares of Common Stock issued or issuable pursuant to the award in question that number of shares having a fair market value equal to the tax withholding liability as of the applicable tax date. All elections to utilize stock for tax withholding are subject to the approval of the Administrator.

REORGANIZATIONS

     In the event that the Company is a party to a merger or consolidation, outstanding options shall become subject to the agreement of merger or consolidation. Such agreement may provide, without limitation, for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under such agreement and the exercise price, or for the acceleration of their exercisability followed by the cancellation of options not exercised, in all cases without the optionees' consent. Any cancellation shall not occur earlier than 30 days after such acceleration is effective and optionees have been notified of such acceleration.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the Directors' Plan at any time, but not more than every six months unless such amendment is required to comply with the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Rights and obligations under any option granted before amendment of the Directors' Plan shall not be materially altered or impaired by such amendment, except with consent of the optionee. An amendment of the Directors' Plan shall be subject to the approval of the Company's stockholders only to the extent required by the applicable laws, regulations or rules. The Directors' Plan will terminate by its terms on July 18, 2005.

FEDERAL TAX INFORMATION FOR STOCK OPTIONS

     An optionee will not recognize any taxable income at the time he or she is granted an NSO under the Directors' Plan. However, upon exercise of the NSO, the optionee will generally recognize income (subject to tax withholding) for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The Company will be entitled to a tax deduction in the same amount. Upon an optionee's disposition of such shares, any difference between the amount realized and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     Any required withholding in connection with the exercise of any NSO may, with the consent of the Administrator, be satisfied by an optionee, in whole or in part, by surrendering to the Company shares of Common Stock previously owned by such person or shares issued upon exercise of the option. For such purpose, the surrendered shares are valued at their fair market value at the time of surrender.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 3 -- APPROVAL OF AN INCREASE IN SHARES UNDER THE
                             1995 DIRECTORS' PLAN.

 PROPOSAL 4 -- APPROVAL OF AN INCREASE IN SHARES UNDER THE 1995 EMPLOYEE STOCK
                                 PURCHASE PLAN

     Since 1995, the Company has provided eligible employees with an opportunity to purchase Common Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The 1995 Employee Stock Purchase Plan ("ESPP") is intended to qualify under section 423 of the Internal Revenue Code (the "Code"), as amended.

     The Company believes that the proposed increase in the number of shares available under the ESPP will enable the Company to provide appropriate incentives to its current and future employees, and will be sufficient to meet the Company's issuance requirements for the next two years.

PROPOSED AMENDMENT

     In September 1999, the Company's Board of Directors, subject to stockholder approval, adopted an amendment to the ESPP to increase the number of shares reserved for issuance under the ESPP by 200,000, from 500,000 shares to 700,000 shares. At the Annual Meeting, stockholders are being asked to approve the increase in shares reserved under the ESPP.

     The proposed amendment amends and restates Article 13.1 of the 1995 Employee Stock Purchase Plan of Etec Systems, Inc. to read as follows:

     "ARTICLE 13. Common Stock Offered Under the ESPP

          13.1 Authorized Shares. The aggregate number of shares of Common Stock available for purchase under the ESPP shall be 700,000, subject to adjustment pursuant to this Article 13."

VOTE REQUIRED

     The votes cast in favor of the increase in shares under the ESPP at a duly held meeting at which a quorum is present must exceed the votes cast against such proposal in order to approve the amendment of the ESPP. Unless marked to the contrary, proxies received will be voted "FOR" approval of the amendment to the ESPP to increase the shares reserved thereunder by 200,000.

GENERAL

     The ESPP provides eligible employees of the Company with an opportunity to purchase the Company's Common Stock at a discounted price through payroll deductions.

ELIGIBILITY

     Eligible employee means any employee of the Company and any subsidiary company electing to participate whose customary employment is for more than five months per calendar year and for more than 20 hours per week. As of the Record Date, a total of 1,080 employees were eligible to participate in the ESPP.

ADMINISTRATION

     The ESPP may be administered by the Board of Directors or by a committee of the Board (the "Administrator"), and is currently administered by the Compensation Committee, which is composed solely of non-employee directors. The interpretation and construction by the Compensation Committee of any provision of the ESPP or of any right to purchase Common Stock granted under the ESPP shall be conclusive and binding on all persons. The Compensation Committee may adopt such rules and forms under the ESPP as it considers appropriate.

TERMS OF THE ESPP

     Accumulation Periods: While the ESPP is in effect, two six-month Accumulation Periods shall commence in each calendar year on January 1 and July 1.

     Duration of Participation: Once enrolled, a participant may continue to participate in the ESPP for each succeeding Accumulation Period until he or she ceases to be an eligible employee, withdraws from the ESPP or reaches the end of the Accumulation Period in which he or she discontinued contributions.

     Employee Contributions: Payroll deductions commence with the first payday in the Accumulation Period and continue on each subsequent payday during participation in the ESPP. Eligible employees designate a percentage of their gross base salary to be withheld for the purchase of Common Stock, at a rate not less than 1% or more than 15%.

     Offering Period: An Offering Period is an 18-month period commencing January 1 or July 1.

     Purchase Price: The purchase price for each share of Common Stock shall be the lower of 85% of the fair market value of such share as of the day the Offering Period commences, or 85% of the fair market value of such share as of the last day in the Accumulation Period.

     Purchase of Shares: A participant's enrollment in the ESPP commences on the first day of the next Offering Period. During each Offering Period, as of the last day of each Accumulation Period, each participant shall be deemed to have elected to purchase the number of shares of Common Stock determined by dividing the amount then in the participant's plan account by the purchase price of such shares. Notwithstanding the foregoing, no purchase shall be made at the end of an Accumulation Period if the participant has previously elected to withdraw from the ESPP, no participant shall purchase more than a maximum of 250 shares of Common Stock with respect to any Accumulation Period, and no participant shall purchase shares of Common Stock in excess of the authorized shares. The Compensation Committee may determine that any fractional share may be rounded down to the next lower whole share.

SHARES UNDER THE ESPP

     At the Record Date, 336,920 shares had been issued under the ESPP. Excluding the 200,000 shares that have been approved by the Board but are subject to stockholder approval, there are currently 163,080 shares available for future issuance under the ESPP.

TERMINATION OF EMPLOYMENT OR DEATH

     Under the ESPP, termination of employment for any reason, including death, shall be treated as an automatic withdrawal from the ESPP.

WRITTEN AGREEMENTS

     All participation in the ESPP is evidenced by a written agreement between the Company and the employee.

RIGHTS NON-TRANSFERABLE

     Options granted pursuant to the ESPP are non-transferable by the participant, other than by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order, as defined by the Code. Options may be exercised, during the lifetime of the participant, only by the participant or by a permitted transferee.

REORGANIZATION

     In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, the ESPP shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts that have been withheld but not yet applied to purchase Common Stock shall be refunded, without interest. The ESPP shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

AMENDMENT OR DISCONTINUANCE

     The Board shall have the right to amend, suspend or terminate the ESPP at any time and without notice. Any increase in the aggregate number of shares of Common Stock to be issued under the ESPP shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the ESPP shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. The ESPP will terminate by its terms on July 18, 2005.

FEDERAL TAX INFORMATION FOR ESPP

     The ESPP is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. No income is recognized by a participant at the time the right to purchase shares is granted. Likewise, no taxable income is recognized at the time of the purchase, even though the purchase price reflects a discount from the market value of the shares at that time.

     A participant must recognize taxable income upon a disposition of shares acquired under the ESPP. The tax treatment may be more favorable if the disposition occurs after the holding-period requirements of section 423 have been satisfied (a "Qualifying Disposition").

     To satisfy the holding-period requirements of section 423, shares acquired under the ESPP cannot be disposed of within two years after the first day of the Offering Period during which the Shares were purchased nor within one year of the date of purchase.

     The federal income tax consequences of a Qualifying Disposition are as follows:

     - The participant recognizes ordinary income equal to the lower of (i) the excess of the fair market value of the shares on the date of the disposition over the actual purchase price or (ii) 15% of the fair market value of the shares immediately before the applicable Offering Period. The Company will not be entitled to any deduction under these circumstances.

     - The excess, if any, of the fair market value of the shares on the date of the disposition over the sum of the purchase price plus the amount of ordinary income recognized (as described above) will be taxed as a long-term capital gain. If a taxable disposition produces a loss (i.e., the fair market value of the Shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a long-term capital loss.

     A participant who disposes of shares acquired under the ESPP within two years after the beginning of the applicable Offering Period or within one year of the date of purchase makes a non-qualifying disposition of such shares (a "Non-qualifying Disposition").

     The federal income tax consequences of a Non-qualifying Disposition of shares acquired under the ESPP are as follows:

     - The entire difference between the purchase price and the market value of the shares on the date of purchase will be taxed to the participant as ordinary income in the year of disposition. The Company will be entitled to a deduction for the same amount.

     - The excess, if any, of the amount realized on the date of disposition over the market value on the date of purchase will be taxed as a capital gain (long-term or short-term, depending on how long the shares have been held). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending upon the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

     Certain transfers of shares acquired under the ESPP are not considered "dispositions" for purposes of the foregoing rules, including: (i) A transfer of shares to a descendant's estate or to an heir by bequest or inheritance; (ii) certain transfers of shares pursuant to certain tax-free exchanges; and (iii) pledge of shares unless the shares are actually disposed of pursuant to the pledge.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE
                             STOCKHOLDERS VOTE FOR
 PROPOSAL 4 -- APPROVAL OF AN INCREASE IN SHARES UNDER THE 1995 STOCK PURCHASE
                                     PLAN.

    PROPOSAL 5 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ended July 31, 2000. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. PricewaterhouseCoopers LLP (or its predecessor) has audited the Company's financial statements since April 1995.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE
                             STOCKHOLDERS VOTE FOR
   PROPOSAL 5 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

               STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting and that the stockholder desires to have included in the Company's proxy statement must be received by the Secretary of the Company no later than August 31, 2000 in order that they may be considered for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.

     With respect to stockholder proposals that are not sought to be included in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting, the Company's Bylaws require that advance notice of such proposals be given to the Company no later than August 31, 2000. See "Other Matters" for a description of such Bylaw provision. Proposals received after that date will not be eligible to be raised or voted upon at the meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal year 1999.

                                 OTHER MATTERS

     The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies. Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to, or mailed and received by, the Company not less than 60 days prior to the first anniversary of the day on which notice of the prior year's annual meeting was mailed to stockholders. The stockholder's notice must set forth, as to each proposed matter: (a) a brief description of the business and reason for conducting such business at the meeting; (b) the name and address of the stockholder proposing such business; (c) a lawful representation that the stockholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to present the matter; (d) any material interest of the stockholder in such business; and (e) such other information with respect to such matter as would be required in a proxy statement soliciting proxies regarding such matter. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

     Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

                                          By Order of the Board of Directors.

                                          LOGO
                                          W. Russell Wayman
                                          Secretary

Hayward, California
October 29, 1999

     UPON WRITTEN REQUEST OF ANY STOCKHOLDER ENTITLED TO RECEIVE THIS PROXY STATEMENT, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE COMPANY AT 26460 CORPORATE AVENUE, HAYWARD, CALIFORNIA 94545, ATTENTION: INVESTOR RELATIONS.

E T E C



                        1995 EMPLOYEE STOCK PURCHASE PLAN

                              OF ETEC SYSTEMS, INC.


               (As Amended and Restated Effective September 1999)

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1.   PURPOSE OF THE PLAN..............................................1
ARTICLE 2.   DEFINITIONS......................................................1
ARTICLE 3.   ADMINISTRATION OF THE PLAN.......................................2
             3.1  The Committee...............................................2
             3.2  Rules and Forms.............................................2
ARTICLE 4.   ENROLLMENT AND PARTICIPATION.....................................2
             4.1  Enrollment..................................................2
             4.2  Accumulation Periods........................................2
             4.3  Duration of Participation...................................2
ARTICLE 5.   EMPLOYEE CONTRIBUTIONS...........................................3
             5.1  Frequency of Payroll Deductions.............................3
             5.2  Amount of Payroll Deductions................................3
             5.3  Changing Withholding Rate...................................3
             5.4  Discontinuing Payroll Deductions............................3
ARTICLE 6.   PLAN ACCOUNTS AND PURCHASE OF SHARES.............................3
             6.1  Plan Accounts...............................................3
             6.2  Offering Period.............................................3
             6.3  Options Grant and Shares Purchased..........................3
             6.4  Purchase Price..............................................3
             6.5  Available Shares Insufficient...............................4
             6.6  Issuance of Common Stock and Restriction on Transfer........4
             6.7  Unused Cash Balances........................................4
ARTICLE 7.   WITHDRAWAL FROM THE PLAN.........................................4
             7.1  Withdrawal..................................................4
             7.2  Re-Enrollment After Withdrawal..............................4
ARTICLE 8.   TERMINATION OF EMPLOYMENT OR DEATH...............................4
             8.1  Termination of Employment...................................4
             8.2  Death.......................................................4
ARTICLE 9.   LIMITATIONS ON COMMON STOCK OWNERSHIP............................4
             9.1  Ownership Limitation........................................4
             9.2  Attribution Rule............................................5
ARTICLE 10.  RIGHTS NOT TRANSFERABLE..........................................5
ARTICLE 11.  NO RIGHTS AS AN EMPLOYEE.........................................5
ARTICLE 12.  NO RIGHTS AS A STOCKHOLDER.......................................5
ARTICLE 13.  COMMON STOCK OFFERED UNDER THE PLAN..............................5
             13.1 Authorized Shares...........................................5
             13.2 Anti-Dilution Adjustments...................................5
             13.3 Reorganizations.............................................5
ARTICLE 14.  AMENDMENT OR DISCONTINUANCE......................................6
ARTICLE 15.  EXECUTION........................................................6

                        1995 EMPLOYEE STOCK PURCHASE PLAN
                              OF ETEC SYSTEMS, INC.

ARTICLE 1.  PURPOSE OF THE PLAN

        The Plan was adopted by the Board of Directors on July 18, 1995, and approved by the Company's stockholders on September 12, 1995. The Plan was effective as of October 24, 1995, the date on which the Company registered under
Section 12 of the Securities Exchange Act of 1934.

        The purpose of the Plan is to provide Eligible Employees with an opportunity to purchase Common Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended.

ARTICLE 2. DEFINITIONS

        2.1 "Accumulation Period" means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined pursuant to Section 4.2.

        2.2 "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

        2.3 "Committee" means a committee of the Board of Directors, consisting of one or more directors appointed by the Board of Directors.

        2.4 "Common Stock" means the Common Stock of the Company.

        2.5 "Company" means Etec Systems, Inc., a Nevada corporation.

        2.6 "Compensation" means the regular, base compensation paid in cash to a Participant by a Participating Company. Regular, base compensation excludes
(i) bonuses, overtime pay and commissions, (ii) special allowances such as moving or relocation allowances and car allowances, (iii) imputed income attributable to non-cash compensation, (iv) expense reimbursements, and (v) similar items, all as determined by the Committee.

        2.7 "Eligible Employee" means any employee of a Participating Company:

                (a) Whose customary employment is for more than five months per calendar year and for more than 20 hours per week; and

                (b) With respect to the first Accumulation Period that commences on October 24, 1995, Eligible Employee shall be determined without regard to Subsection (b).

        2.8 "Fair Market Value" shall mean (a) the closing price of a share of Common Stock on the principal exchange on which the shares are trading, on the trading day on which the Fair Market Value is determined, or (b) if the shares of Common Stock are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, the closing price on the trading day on which the Fair Market Value is determined, or (c) if the shares are not traded on an exchange or quoted on the NASDAQ or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

        Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal.


                                      - 1

        2.9 "Offering Period" means a period during which shares of Common Stock are offered for sale under the Plan, as determined pursuant to Section 6.2.

        2.10 "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 4.1.

        2.11 "Participating Company" means the Company and each present or future Subsidiary, except subsidiaries excluded by the Committee.

        2.12 "Plan" means this 1995 Employee Stock Purchase Plan of Etec Systems, Inc., as amended from time to time.

        2.13 "Plan Account" means the account established for each Participant pursuant to Section 6.1.

        2.14 "Purchase Price" means the price at which Participants may purchase Common Stock under the Plan, as determined pursuant to Section 6.4.

        2.15 "Subsidiary" means a corporation, 50% or more of the total combined voting power of all classes of stock of which is owned by the Company or by another Subsidiary.

ARTICLE 3. ADMINISTRATION OF THE PLAN

        3.1 The Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provision of the Plan or of any right to purchase Common Stock granted under the Plan shall be conclusive and binding on all persons.

        3.2 Rules and Forms. The Committee may adopt such rules and forms under the Plan as it considers appropriate.

ARTICLE 4. ENROLLMENT AND PARTICIPATION

        4.1 Enrollment. Any individual who, on the day preceding the first day of an Accumulation Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Accumulation Period by executing the Enrollment/Change form and Subscription Agreement provided by the Committee. The Enrollment/Change form and Subscription Agreement shall be filed with the Company no later than the date specified by the Committee that is prior to the commencement of the Accumulation Period.

        4.2 Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year, except that there shall be only one Accumulation Period in the year 1995. The Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1, except that the first Accumulation Period shall commence on October 24, 1995, and end on December 31, 1995.

        4.3 Duration of Participation. Once enrolled, a Participant shall continue to participate in the Plan for each succeeding Accumulation Period until he or she ceases to be an Eligible Employee, withdraws from the Plan or reaches the end of the Accumulation Period in which he or she discontinued contributions. A Participant who discontinued contributions under Section 5.4 or withdrew from the Plan under Section 7.1 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in
Section 4.1.


                                      - 2

ARTICLE 5. EMPLOYEE CONTRIBUTIONS

        5.1 Frequency of Payroll Deductions. A Participant may purchase shares of Common Stock under the Plan solely by means of payroll deductions. Once a Participant enrolls in the Plan, payroll deductions shall commence with the first payday in the Accumulation Period and shall continue on each subsequent payday during participation in the Plan.

        5.2 Amount of Payroll Deductions. An Eligible Employee shall designate on the Enrollment/Change form the amount of his or her Compensation that he or she elects to have withheld for the purchase of Common Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

        5.3 Changing Withholding Rate. A Participant may discontinue payroll deductions during an Offering Period in accordance with Section 5.4. A Participant also may change the level of payroll deductions from one Accumulation Period to the next. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing an amended Enrollment/Change form with the Company not later than one week prior to the commencement of the Accumulation Period for which such change is to be effective.

        5.4 Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing an amended Enrollment/Change form at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company.

ARTICLE 6. PLAN ACCOUNTS AND PURCHASE OF SHARES

        6.1 Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. No interest shall be credited to Plan Accounts.

        6.2 Offering Period. An Offering Period is an 18-month period commencing January 1 or July 1 and throughout which the terms on which shares of Common Stock may be purchased are fixed. Notwithstanding the foregoing, the first Offering Period starts on October 24, 1995 and ends on December 31, 1996.

        6.3 Options Grant and Shares Purchased. A Participant's enrollment date commences his or her initial Offering Period. During each Offering Period, as of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Common Stock determined by dividing the amount then in the Participant's Plan account by the Purchase Price of such shares. Notwithstanding the foregoing, (a) no purchase shall be made at the end of an Accumulation Period if the Participant has previously elected to withdraw from the Plan in accordance with Section 7.1, (b) no Participant shall purchase more than a maximum of 250 shares of Common Stock with respect to any Accumulation Period, and (c) no Participant shall purchase shares of Common Stock in excess of the amounts set forth in Article 9 and Section 13.1. The Committee may determine that any fractional share, as calculated under this
Section 6.3, shall be rounded down to the next lower whole share.

        6.4 Purchase Price. The Purchase Price for each share of Common Stock shall be the lower of:

                (a) 85% of the Fair Market Value of such share as of the day the Offering Period commences; or

                (b) 85% of the Fair Market Value of such share as of the last day in the Accumulation Period (i.e., the date of purchase).

With respect to the first Offering Period of the Plan, commencing October 24, 1995, the amount determined under (a)


                                      - 3
above shall be 85% of the price at which such stock is first offered to the public.

        6.5 Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 13.1, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

        6.6 Issuance of Common Stock and Restriction on Transfer. Certificates representing the shares of Common Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property. The Committee may determine that the shares of Common Stock issued to the Participant shall be held for the Participant's benefit by a broker designated by the Committee.

        6.7 Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Section
6.3 or Section 13.1 shall be refunded to the Participant in cash, without interest.

ARTICLE 7. WITHDRAWAL FROM THE PLAN

        7.1 Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account for the Accumulation Period shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

        7.2 Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls for a subsequent Accumulation Period under Section 4.2 and a subsequent Offering Period under Section 6.2.

ARTICLE 8. TERMINATION OF EMPLOYMENT OR DEATH

        8.1 Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 7.1. (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

        8.2 Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company before the Participant's death.

ARTICLE 9. LIMITATIONS ON COMMON STOCK OWNERSHIP

        9.1 Ownership Limitation. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Common Stock under the Plan if:

                (a) Such Participant, immediately after his or her election to purchase such Common Stock,


                                      - 4
        would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company; or

                (b) Under the terms of the Plan, such Participant's rights to purchase stock under this and all other qualified employee stock purchase plans of the Company or any parent or Subsidiary of the Company would accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time when such right is granted) for each calendar year for which such right or option is outstanding at any time.

        9.2 Attribution Rule. For purposes of this Article 9, ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Internal Revenue Code of 1986, as amended. For purposes of this Article 9, each Participant shall be considered to own any stock that he or she has a right or option to purchase under this or any other plan, and each Participant shall be considered to have the right to purchase 250 shares of Common Stock under this Plan with respect to each Accumulation Period.

ARTICLE 10. RIGHTS NOT TRANSFERABLE

        The rights of any Participant under the Plan, or any Participant's interest in any Common Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 7.1.

ARTICLE 11. NO RIGHTS AS AN EMPLOYEE

        Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time, with or without cause.

ARTICLE 12. NO RIGHTS AS A STOCKHOLDER

        A Participant shall have no rights as a stockholder with respect to any shares that he or she has purchased, or may have a right to purchase, under the Plan until the date of issuance of a stock certificate for such shares.

ARTICLE 13. COMMON STOCK OFFERED UNDER THE PLAN

        13.1 Authorized Shares. The aggregate number of shares of Common Stock available for purchase under the Plan shall be 700,000, subject to adjustment pursuant to this Article 13.

        13.2 Anti-Dilution Adjustments. The aggregate number of shares of Common Stock offered under the Plan, the 250-share limitation described in Section 6.3 and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Common Stock resulting from a subdivision or consolidation of shares, the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company or the distribution of the shares of a Subsidiary to the Company's stockholders.

        13.3 Reorganization. In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, the Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts that have been withheld but not yet applied to purchase Common


                                      - 5

Stock hereunder shall be refunded, without interest. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

ARTICLE 14. AMENDMENT OR DISCONTINUANCE

        The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Article 13, any increase in the aggregate number of shares of Common Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.


                                      - 6

                           1995 OMNIBUS INCENTIVE PLAN

                              OF ETEC SYSTEMS, INC.

              (As Amended and Restated Effective August 31, 1999)

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1.  INTRODUCTION....................................................  1

ARTICLE 2.  DEFINITIONS.....................................................  1

ARTICLE 3.  ADMINISTRATION..................................................  3
         3.1  Committee Composition.........................................  3
         3.2  Committee Responsibilities....................................  4

ARTICLE 4.  SHARES AVAILABLE FOR GRANTS.....................................  4
         4.1  Basic Limitation..............................................  4
         4.2  Additional Shares.............................................  4
         4.3  Dividend Equivalents..........................................  4

ARTICLE 5.  ELIGIBILITY.....................................................  4
         5.1  General Rules.................................................  4
         5.2  Outside Directors.............................................  4
         5.3  Incentive Stock Options.......................................  5

ARTICLE 6.  OPTIONS.........................................................  5
         6.1  Stock Option Agreement........................................  5
         6.2  Number of Shares..............................................  5
         6.3  Exercise Price................................................  5
         6.4  Exercisability and Term.......................................  5
         6.5  Modification of Exercise Price................................  5

ARTICLE 7.  PAYMENT FOR OPTION SHARES.......................................  6
         7.1  General Rule..................................................  6
         7.2  Surrender of Stock............................................  6
         7.3  Exercise/Sale.................................................  6
         7.4  Exercise/Pledge...............................................  6
         7.5  Other Forms of Payment........................................  6

ARTICLE 8.  RESTRICTED SHARES AND STOCK UNITS...............................  6
         8.1  Time, Amount and Form of Awards...............................  6
         8.2  Payment for Awards............................................  6
         8.3  Vesting Conditions............................................  6
         8.4  Form and Time of Settlement of Stock Units....................  7
         8.5  Creditors' Rights.............................................  7

ARTICLE 9.  VOTING AND DIVIDEND RIGHTS......................................  7
         9.1  Restricted Shares.............................................  7
         9.2  Stock Units...................................................  7

ARTICLE 10.  PROTECTION AGAINST DILUTION....................................  8
         10.1  Adjustments..................................................  8
         10.2  Reorganizations..............................................  8

ARTICLE 11.  LIMITATION ON RIGHTS...........................................  8
         11.1  Retention Rights.............................................  8
         11.2  Shareholders' Rights.........................................  8
         11.3  Regulatory Requirements......................................  8

ARTICLE 12.  LIMITATION ON PAYMENTS.........................................  9
         12.1  Basic Rule...................................................  9
         12.2  Reduction of Payments........................................  9
         12.3  Overpayments and Underpayments...............................  9
         12.4  Related Corporations......................................... 10

ARTICLE 13.  WITHHOLDING TAXES.............................................. 10
         13.1  General...................................................... 10
         13.2  Share Withholding............................................ 10

ARTICLE 14.  ASSIGNMENT OR TRANSFER OF AWARDS............................... 10
         14.1  General...................................................... 10
         14.2  Trusts....................................................... 11

ARTICLE 15.  FUTURE OF THE PLAN............................................. 11
         15.1  Term of the Plan............................................. 11
         15.2  Amendment or Termination..................................... 11

ARTICLE 16.  EXECUTION...................................................... 12

                           1995 OMNIBUS INCENTIVE PLAN

                              OF ETEC SYSTEMS, INC.

        ARTICLE 1. INTRODUCTION

        The Plan was adopted by the Board of Directors on July 18, 1995, effective June 1, 1995. The Company's stockholders subsequently approved the Plan at the annual meeting of stockholders on September 12, 1995, subject to the Company becoming a registered company under section 12 of the Exchange Act. The Company became a company registered under section 12 of the Exchange Act on October 27, 1995.

        The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees and (c) linking the interests of Key Employees directly to those of shareholders through increased stock ownership. The Plan provides for Awards in the form of Restricted Shares, Stock Units, or Options (which may constitute incentive stock options or non-statutory stock options).

        The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

        ARTICLE 2. DEFINITIONS

        2.1 "Affiliate" means any entity other than a subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

        2.2 "Award" means any award of an Option, a Restricted Share or a Stock Unit under the Plan. Awards may be made in any combination of NSO, Restricted Shares or Stock Units.

        2.3 "Board of Directors" means the Company's Board of Directors, as constituted from time to time.

        2.4 "Change in Control" means the shareholders of the Company approve a merger or consolidation of the Company with, or the sale of substantially all the Company's assets to, any other person or corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

        Any other provision of this Section 2.4 notwithstanding, the term "Change in Control" shall not include either of the following events, if undertaken at the election of the Company:

                (i) A transaction, the sole purpose of which is to change the state of the Company's incorporation; or

                (ii) A transaction, the result of which is to sell all or substantially all of the assets of the Company to another corporation (the "surviving corporation"); provided that the surviving corporation is owned directly or indirectly by the shareholders of the Company immediately following such transaction in substantially the same proportions as their ownership of the Company's common stock immediately preceding such transaction; and provided, further, that the surviving corporation expressly assumes this Plan and all outstanding Awards.

        2.5 "Code" means the Internal Revenue Code of 1986, as amended.

        2.6 "Committee" means a committee of the Board of Directors, as described in Article 3.

        2.7 "Company" means ETEC Systems, Inc., a Nevada corporation.

        2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.9 "Exercise Price" means the amount for which one Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

        2.10 "Fair Market Value" means (a) the closing price of a Share on the principal exchange on which the Shares are trading, on the date on which the Fair Market Value is determined, or (b) if the Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, the closing price on the date on which the Fair Market Value is determined, or (c) if the Shares are not traded on an exchange or quoted on the NASDAQ or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

        Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Determinations of Fair Market Value shall be conclusive and binding on all persons.

        2.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

        2.12 "Key Employee" means (a) a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate or (b) a consultant or adviser who provides services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as an independent contractor shall be considered employment for all purposes of the Plan, except as provided in Section 5.3.

        2.13 "NSO" means an employee stock option not described in sections 422 or 423 of the Code.

        2.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Share.

        2.15 "Optionee" means an individual or estate who holds an Option.

        2.16 "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

        2.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        2.18 "Participant" means an individual or estate who holds an Award.

        2.19 "Plan" means this 1995 Omnibus Incentive Plan of ETEC Systems, Inc., as it may be amended from time to time.

        2.20 "Restricted Share" means a Share awarded under the Plan.

        2.21 "Share" means one share of the common stock of the Company.

        2.22 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

        2.23 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

        2.24 "Stock Unit" means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

        2.25 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        ARTICLE 3. ADMINISTRATION

        3.1 Committee Composition. The Plan shall be administered by the Committee.

                (a) Except as provided in Subsection (b), the Board of Directors shall appoint a Committee to administer the Plan consisting of two or more Outside Directors of the Company and meeting such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b3 (or its successor) under the Exchange Act.

                (b) The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the company who need not be Outside Directors, who may administer the Plan with respect to Kay Employees who are not officers or directors of the Company, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

        3.2 Committee Responsibilities. The Committee shall (a) select the Key Employees who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards,
(c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

        ARTICLE 4. SHARES AVAILABLE FOR GRANTS

        4.1 Basic Limitation. Shares issued pursuant to the Plan shall be authorized but unissued Shares and Shares acquired in the open market. The aggregate number of Shares reserved for award as Restricted Shares, Stock Units, and Options shall be 4,775,000 Shares, provided that no more than 10% of the preceding amount may be awarded as Restricted Shares. Any Shares that have been reserved but not awarded as Restricted Shares, Stock Units, and Options during any calendar year shall remain available for award in any subsequent calendar year. The limitations of this Section 4.1 shall be subject to adjustment pursuant to Article 10.

        4.2 Additional Shares. If Stock Units or Options are forfeited or if Options terminate for any other reason before being exercised, then such Stock Units or Options shall again become available for Awards under the Plan. If Restricted Shares are forfeited before any dividends have been paid with respect to such Restricted Shares, then such Restricted Shares shall again become available for Awards under the Plan. In addition, any Shares previously issued under the Plan and repurchased by the Company shall again become available for Awards under the Plan.

        4.3 Dividend. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares, Stock Units, or Options available for Awards, whether or not such dividend equivalents are converted into Stock Units.

        ARTICLE 5. ELIGIBILITY

        5.1 General Rules. Only Key Employees shall be eligible for designation as Participants by the Committee.

        5.2 Outside Directors. Outside Directors are not eligible for Awards under this Plan.

        5.3 Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Independent contractors and consultants are not eligible for the grant of ISOs. In addition, a Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

        ARTICLE 6. OPTIONS

        6.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, as determined by the Committee. The Stock Option Agreement shall specify whether or to what extent the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        6.2 Number of Shares. Each Stock Option Agreement shall specify the number of Shares subject to the Option subject to the adjustment of such number in accordance with Article 10. Options granted to an Optionee in a single calendar year shall in no event pertain to more than 100,000 Shares, subject to adjustment in accordance with Article 10.

        6.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Share on the date of grant (or, for a Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries, 110% of the Fair Market Value of a Share on the date of grant).

        6.4 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an option shall in no event exceed 10 years from the date of grant (or, for a Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries, five years from the date of grant). Options may not be exercised more than one year from the date of termination if the termination was caused by death or disability and more than 60 days from the date of termination if the termination was for any other reason. The vesting of any Option shall be determined by the Committee in its sole discretion, provided, however, that no Option is exercisable less than six months after the grant date, subject to the following exceptions: the Option shall be immediately exercisable in the event of the Optionee terminates employment as a result of his or her death or a disability that the Committee finds is a total and permanent disability. Otherwise, the Stock Option Agreement may provide for (1) accelerated exercisability in the event of the Optionee's retirement or (2) that such Option shall become fully exercisable as to all Shares subject to such Option in the event of a Change in Control.

        6.5 Modification of Exercise Price. Neither the Board of Directors nor the Committee may, without stockholder approval, make any adjustment or amendment to the Exercise Price of any Option previously awarded under the Plan, whether through amendment, cancellation or replacement grants, or any other means.

        ARTICLE 7. PAYMENT FOR OPTION

        7.1 General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

                (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 7.

                (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in Section 7.2, 7.3, or 7.4.

        7.2 Surrender of Stock. To the extent that this Section 7.2 is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for more than six months. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        7.3 Exercise/Sale. To the extent that this Section 7.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        7.4 Exercise/Pledge. To the extent that this Section 7.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        7.5 Other Forms of Payment. Payment may be made in any other form that is approved by the Committee and is consistent with applicable laws, regulations and rules.

        ARTICLE 8. RESTRICTED SHARES AND STOCK UNITS

        8.1 Time, Amount and Form of Awards. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. The amount of the Restricted Shares granted is limited to 10% of the Shares available for awards under Section 4.1.

        8.2 Payment for Awards. Awards of Restricted Shares may be made for no consideration.

        8.3 Vesting Conditions. Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Restricted Share shall not vest less than one year from the grant date if the vesting is based on meeting performance targets established by the Committee, or in all other cases, less than three years from the grant date subject, in both cases, to the following exceptions: A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

        8.4 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both. The actual number of Stock Units eligible for settlement may be smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's designated beneficiary or beneficiaries or his or her estate in accordance with Section 14.1.

        8.5 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

        ARTICLE 9. VOTING AND DIVIDEND RIGHTS

        9.1 Restricted Shares. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other shareholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Article 4.

        9.2 Stock Units. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

        ARTICLE 10. PROTECTION AGAINST DILUTION

        10.1 Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options, Restricted Shares and Stock Units available for future Awards under Article 4, (b) the number of Stock Units included in any prior Award which has not yet been settled, (c) the number of Shares covered by each outstanding Option or (d) the Exercise Price under each outstanding Option. Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        10.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

        ARTICLE 11. LIMITATION ON RIGHTS

        11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, and for any reason, subject to applicable laws, the Company's certificate of incorporation and bylaws and a written employment agreement (if any).

        11.2 Shareholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

        11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

        ARTICLE 12. LIMITATION ON PAYMENTS

        12.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board of Directors (the "Auditors") determine that any payment or transfer by the Company to or for the benefit of a Participant, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment"), would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 12. For purposes of this Article 12, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

        12.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 12, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 12 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

        12.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the

Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

        12.4 Related. For purposes of this Article 12, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

        ARTICLE 13. WITHHOLDING TAXES

        13.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

        13.2 Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

        ARTICLE 14. ASSIGNMENT OR TRANSFER OF AWARDS

        14.1 General. Except as provided in Article 14, Subsections (a) and (b), below, and Section 14.2, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. An Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. Any act in violation of this Article 14 shall be void.

                (a) Each Participant shall designate a beneficiary or beneficiaries to receive or exercise any outstanding Awards at the time of the Participant's death. The designation shall be made on the form prescribed for the purpose by the Company. In the event no beneficiary is designated by the Participant or no designated beneficiary survives the Participant, any outstanding Awards at the time of the Participant's death shall be transferred by will or by the laws of descent and distribution.

                (b) Rights under Awards may be assigned to an Alternate Payee pursuant to a QDRO. The assignment of an Award to an Alternate Payee pursuant to a QDRO shall not be treated as a new grant. The transfer of an ISO to an Alternate Payee may, however, cause it to fail to qualify as an ISO. If an Award is assigned to an Alternate Payee pursuant to a QDRO, the Alternate

        Payee generally has the same rights as the grantee under the terms of the Plan, except that (1) the Award shall be subject to the same vesting terms and exercise period as if the Award were held by the grantee, (2) an Alternate Payee may not transfer an Award and (3) and Alternate Payee is ineligible for re-load Options. For purposes of the Subsection (b), the word "QDRO" means a court order (1) that recognizes the right of the spouse, former spouse or child (an "Alternate Payee") of an individual who is granted an Award to an interest in such Award relating to marital property rights or support obligations and (2) that the Committee determines to be a "qualified domestic relations order," as that term is defined in section 414(p) of the Code, but for the fact that the Plan is not a plan described in section 3(3) of the Employee Retirement Income Security Act of 1974.

        14.2 Trusts. Neither this Article 14 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares or Stock Units to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Shares or Stock Units from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares or Stock Units held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

        ARTICLE 15. FUTURE OF THE PLAN

        15.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors; provided, however, it is approved by the Company's shareholders within 12 months before or after the date of adoption. In the event the Company's shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any Options granted under the Plan shall be null and void, shares received upon the exercise of such Options shall not be counted in determining whether shareholder approval has been obtained, and no additional Option grants shall be made. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to
Section 15.2. No ISOs shall be granted after May 31, 2005.

        15.2 Amendment or Termination. The Board of Directors may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent that the amendment materially increases the benefits available under the plan, or as required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

                        1995 DIRECTORS' STOCK OPTION PLAN

              (AS AMENDED AND RESTATED EFFECTIVE AUGUST 31, 1999)

                        1995 DIRECTORS' STOCK OPTION PLAN
                              OF ETEC SYSTEMS, INC.

SECTION 1. ESTABLISHMENT AND PURPOSE.

        The Plan was adopted by the Board on March 7, 1995, subject to approval by the Company's stockholders at the Annual Meeting of Stockholders on September 12, 1995. The purpose of the Plan is to promote the long-term success of the Company by (a) encouraging Non-employee Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention or Non-employee Directors with exceptional qualifications and (c) linking Non-employee Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for the grant of Non-statutory options to purchase shares of Common Stock.

SECTION 2. DEFINITIONS.

        (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

        (b) "Code" shall mean the internal Revenue Code of 1986, as amended.

        (c) "Company" shall mean Etec Systems, Inc., a Nevada Corporation, or any successor.

        (d) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

        (e) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified in Section 5(c) and in the applicable Stock Option Agreement.

        (f) "Fair Market Value" shall mean (a) the closing price of a share of Common Stock on the principal exchange on which the shares are trading, on the day on which the Fair Market Value is determined, or (b) if the shares of Common Stock are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, the closing price on the day on which the Fair Market Value is determined, or (c) if the shares are not traded on an exchange or quoted on the NASDAQ or a successor quotation system, the Fair Market Value of a share, as determined by the Committee in good faith.

        (g) "Non-employee Director" shall mean a member of the Board of Directors (i) who is not and has never been an employee (within the meaning or section 3401(c) of the Code and the regulations thereunder) (A) of the Company,
(B) of a Subsidiary of the Company or (C) of an affiliate of the Company (within the meaning of the Securities Act of 1933) and (ii) who is not prohibited under the terms of his or her employment from accepting the Options granted under this Plan.

        (h) "Non-statutory Option" shall mean a stock option not described in section 422(b) or 423(b) of the Code.

        (i) "Option" shall mean a Non-statutory Option granted under the Plan and entitling the holder to purchase Shares.

        (j) "Optionee" shall mean an individual who holds an Option.

        (k) "Plan" shall mean this 1995 Directors' Stock Option Plan of Etec Systems, Inc., as amended pursuant to Section 8(b).

        (l) "Service" shall mean service as a Non-Employee Director.

        (m) "Share" shall mean one share of Stock, as adjusted in accordance with Section 7 (if applicable).

        (n) "Stock" shall mean the Common Stock of the Company.

        (o) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which, subject to this Plan, contains the terms, conditions and restrictions pertaining to his or her Option.

        (p) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes or outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall he considered a Subsidiary commencing as of such date.

SECTION 3. ADMINISTRATION.

        (a) Plan Administrator. The Plan shall he administered by the Board of Directors.

        (b) Board Responsibilities. Subject to the provisions of the Plan and, as of any date that the Company becomes registered under Section 12 of the Exchange Act, the Rule 16b-3 requirements for "formula plans," the Board of Directors shall have full authority and discretion to take the following actions:

                (i) To interpret the Plan and to apply its provisions;

                (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

                (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and

                (iv) To take any other actions deemed necessary or advisable for the administration of the Plan.

        All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Optionees and all other persons deriving their rights from an Optionee. No member of the Board of Directors shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any option.

SECTION 4. STOCK SUBJECT TO PLAN.

        (a) Basic Limitation. Shares offered under the Plan shall be treasury Shares or authorized but unissued Shares. Subject to adjustment pursuant to
Section 7, a total of 200,000 Shares are subject to Options and are available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the purposes of the Plan.

        (b) Additional Shares. In the event that any outstanding option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of this Plan.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS.

        (a) Stock Option Agreement. Each grant of an Option shall he evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.

        (b) Eligibility and Time of Grant. Each Non-employee Director who was a member of the Board on March 7, 1995 shall receive an Option covering 8,000 Shares on such date. Thereafter, each such Non-employee Director shall receive an option covering 3,000 Shares on the date of each succeeding Annual Meeting of Stockholders, on which he or she serves as a member of the Board of Directors. Each Non-employee Director who first joins the Board of Directors after March 7, 1995, shall receive an Option covering 8,000 Shares as of the first business day of his or her election to the Board of Directors. Thereafter, such Non-employee Director shall receive an Option covering 3,000 shares, on the date of each succeeding Annual Meeting of Stockholders provided he or she serves as a member of the Board of Directors on such date. (The number of Shares included in an Option shall be subject to adjustment under Section 7).

        (c) Exercise Price. The Exercise Price under each option shall be 100 percent of the Fair Market value of the Shares subject to such Option on the date when such Option is granted. The entire Exercise Price of Shares issued under the Plan shall be payable in cash or by check when the Option is exercised, except as follows:

                (i) Payment may be made with Shares that have already been owned by the Optionee for more than six months and that are surrendered to the Company (in good form for transfer) in payment of all or part of the Exercise Price and any withholding taxes. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                (ii) As of any date that the Company becomes registered under
        Section 12 of the Exchange Act, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                (iii) As of any date that the Company becomes registered under
        Section 12 of the Exchange Act, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        (d) Vesting. Subject to the stockholder approval requirement of Sub-section (h) below, each Option shall become exercisable as follows:

                (i) With respect to the Options covering 8,000 Shares, 4,000 Shares shall become exercisable one year from the date of grant and the remaining 4,000 Shares shall become exercisable on the second anniversary of the date of grant, if the Optionee remains in Service on such anniversary date.

                (ii) With respect to the Options covering 3,000 Shares, each such option shall become exercisable the day prior to the Annual Meeting of Stockholders next following the date of grant, or, if earlier, the 365th day after the last Annual Meeting of Stockholders.

                (iii) Notwithstanding 5(d)(i) and (ii) above, all outstanding options shall immediately vest on the death or total disability of the Optionee.

        Notwithstanding the Service conditions in Subparagraph (i)(a) or (i)(b), if an Optionee is not in Service on the anniversary date because of removal from the Board of Directors, any Shares scheduled to become exercisable on the vesting date next following his or her removal shall nonetheless become exercisable.

        (e) Term of Options. Each Option shall expire on the 10th anniversary of the date when such Option was granted.

        (f) Termination of Service. If an Optionee's Service terminates for any reason, then his or her Option shall expire one year from the date of termination. The Optionee may exercise all or part of his or her option at any time before its expiration under the preceding sentence, but only to the extent that such Option is exercisable in accordance with Section 5(d). The unexercisable balance of such Option shall lapse. In the event that the Optionee's service terminates because of his or her death or the Optionee dies after the termination of his or her service, but before the expiration of his or her Option, all or part of such option may be exercised

(prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such option directly from him or her by bequest, inheritance or beneficiary designation, but only to the extent that such Option is exercisable in accordance with Section 5(d).

        (g) Non-transferability. During an Optionee's lifetime, his or her Option shall be exercisable only by him or her and shall be non-transferable. In the event of an Optionee's death, his or her Option shall not be transferable other than by bequest, inheritance or beneficiary designation.

        (h) Stockholder Approval. Subsection (d) above notwithstanding, no Option shall be exercisable under any circumstances unless and until the Company's stockholders have approved the Plan.

SECTION 6. MISCELLANEOUS PROVISIONS.

        (a) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her option until such Optionee or transferee is entitled, pursuant to the terms of the Plan, to receive such Shares. No adjustment shall be made except as provided in Section 7.

        (b) Restrictions on Issuance of Shares. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed. The Company may impose restrictions upon the sale, pledge or other transfer of such Common Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act of 1933, as amended, the securities laws of any state or any other law.

        (c) No Retention Rights. No provision of the Plan, nor any Option granted under the Plan, shall be construed as giving any person the right to become or to be treated as a Non-employee Director or to remain a Non-employee Director.

SECTION 7. ADJUSTMENT OF SHARES.

        (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of options available for future grants under Section 4, (ii) the number of Shares to be covered by each new Option under Section 5(d), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

        (b) Reorganizations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur earlier than 30 days after such acceleration is effective and Optionees have been notified of such acceleration.

        (c) Reservation of Rights. Except as provided in this Section 7, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 8. DURATION AND AMENDMENTS.

        (a) Term of the Plan. The Plan, as set forth herein, shall become effective on March 7, 1995 subject to approval of the Company's stockholders. The Plan shall remain effective until it is terminated pursuant to Subsection
(b) below.

        (b) Right to Amend or Terminate this Plan. The Board of Directors may amend the Plan at any time and from time to time, provided that, as of any date on which the Company becomes registered under Section 12 of the Exchange Act, the Board of Directors may amend the Plan no more than once every six months unless such amendment is required to comply with the Code, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Rights and obligations under any option granted before amendment of the Plan shall not be materially altered, or impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

        (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

                                     PROXY

                               ETEC SYSTEMS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby authorizes Stephen E. Cooper, W. Russell Wayman, and Saul
E. Arnold as Proxies, with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of the stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Etec Systems, Inc. to be held on December 14, 1999, or at any postponement or adjournment thereof, with respect to the matters set forth on the reverse side.

The proxy will be voted in accordance with specifications made on the reverse side.

IF YOU DO NOT INDICATE HOW YOU WISH THIS PROXY TO BE VOTED, THE PROXYHOLDERS WILL VOTE "FOR" ALL OF MANAGEMENT'S NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2,3,4 AND 5, AND IN THEIR DISCRETION ON SUCH OTHER MATTERS AS ARE PROPERLY BROUGHT BEFORE THE MEETING.

   SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE
      SIDE                                                        SIDE

VOTE BY TELEPHONE                                 VOTE BY INTERNET
It's fast, convenient, and immediate!             It's fast, convenient, and immediately
Call Toll-Free on a Touch-Tone Phone              confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

Follow these four easy steps:                     Follow these four easy steps:
1. Read the accompanying Proxy                    1. Read the accompany Proxy
   Statement/Prospectus and Proxy Card.              Statement/Prospectus and Proxy Card.

2. Call the toll-free number                      2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683). For             http://www.eproxyvote.com/etec
   shareholders residing outside the United
   States call collect on a touch-tone phone      3. Enter your 14 digit Voter Control Number
   1-201-536-8073                                    located on your Proxy Card above your name.

3. Enter your 14 digit Voter Control Number       4. Follow the instructions provided.
   located on your Proxy Card above your name.

4. Follow the recorded instructions.


YOUR VOTE IS IMPORTANT!                           YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                      Go to http://www.eproxyvote.com/etec anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                  DETACH HERE

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD.

1. Election of eight Board of Directors.
   Nominees: (01) Stephen E. Cooper, (02) Takeshi (John) Suzuki,
   (03) Edward L. Gelbach, (04) John McBennett,
   (05) William J. Ryan, (06) William T. Siegle,
   (07) Thomas M. Trent, (08) Robert L. Wehrij

FOR ALL NOMINEES / /     / / WITHHELD FROM ALL NOMINEES

/ / For all nominees except as noted above

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /

2. To approve an amendment to the 1995 Omnibus Incentive Plan to increase the number of available shares by 800,000.

   For / / Against / / Abstain / /

3. To approve an amendment to the 1995 Directors' Stock Option Plan to increase the number of available shares by 50,000.

   For / / Against / / Abstain / /

4. To approve an amendment to the 1995 Employee Stock Purchase Plan to increase the number of available shares by 200,000.

   For / / Against / / Abstain / /

5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants.

   For / / Against / / Abstain / /

6. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

This proxy should be signed by the shareholder(s) exactly as his or her name(s) appear(s) hereon, dated and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both persons should sign.